UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Final Financial Results for the Fourth Quarter and Twelve Months Ended December 31, 2023

On February 26, 2024, ADTRAN Holdings, Inc. (the “Company”) issued a press release (the “February 26th Press Release”) announcing its preliminary financial results for the fourth quarter and twelve months ended December 31, 2023 (the “Preliminary Financial Results”). The February 26th Press Release and an accompanying investor presentation were attached as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K furnished with the Securities and Exchange Commission (the “SEC”) on February 27, 2024. On March 15, 2024, the Company will file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 containing the Company’s audited consolidated financial statements as of and for the year ended December 31, 2023. This Current Report on Form 8-K is being furnished to provide the final financial results of the Company for the fourth quarter and twelve months ended December 31, 2023 (the “Final Financial Results”), reflecting certain adjustments to the Preliminary Financial Results, as described herein. The Final Financial Results and an updated investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Exhibits 99.1 and 99.2 to this Current Report on Form 8-K reflect the following material adjustments to correct errors between the Preliminary Financial Results previously reported and the Final Financial Results, as applicable:

•
Additional paid-in capital and accumulated other comprehensive income as of December 31, 2023 have been adjusted from $774.6 million and $68.2 million in the Preliminary Financial Results, respectively, to $795.3 million and $47.5 million, respectively.
•
Lastly, as of December 31, 2023, proceeds from a beneficial interest in securitized accounts receivable have been classified as investing activities in the Preliminary Financial Results’ Condensed Consolidated Statements of Cash Flows and have been adjusted as follows: accounts receivable increased by $7.3 million to $65.6 million, and proceeds from beneficial interest in securitized accounts receivable decreased by $7.3 million to $1.2 million.

The adjustments outlined above did not have any impact on, or result in any change to, the Condensed Consolidated Statements of (Loss) Income or any of the non-GAAP measures presented in the February 26th Earnings Release.

The following table summarizes the material adjustments and other final reclassifications to the preliminary Condensed Consolidated Balance Sheet items as of December 31, 2023 (unaudited) (in thousands):

	December 31, 2023
(In thousands)	As Reported	Adjustment	As Revised
Other receivables	$22,408	$(4,958)	$17,450
Income tax receivable	$—	$7,933	$7,933
Total Current Assets	$733,880	$2,976	$736,856
Total Assets	$1,679,536	$2,976	$1,682,512
Income tax payable	$2,245	$2,976	$5,221
Total Current Liabilities	$276,535	$2,976	$279,511
Total Liabilities	$633,958	$2,976	$636,934
Additional paid-in capital	$774,579	$20,725	$795,304
Accumulated other comprehensive income	$68,186	$(20,725)	$47,461
Total Equity	$593,822	$—	$593,822
Total Liabilities and Equity	$1,679,536	$2,976	$1,682,512

The following table summarizes the material adjustments and other final reclassifications to the preliminary Condensed Consolidated Statements of Cash Flow items as of December 31, 2023 (unaudited) (in thousands):

	December 31, 2023
(In thousands)	As Reported	Adjustment	As Revised

Accounts receivable, net	$58,283	$7,329	$65,612
Other receivables	$10,560	$(245)	$10,315
Income taxes receivable	$—	$(2,637)	$(2,637)
Income taxes payable	$(6,820)	$2,881	$(3,939)
Net cash (used in) provided by operating activities	$(52,932)	$7,328	$(45,604)
Proceeds from beneficial interests in securitized accounts receivable	$8,547	$(7,329)	$1,218
Net cash (used in) provided by investing activities	$(24,875)	$(7,329)	$(32,204)

The following table summarizes the material adjustments to the preliminary Condensed Consolidated Balance Sheets items as of December 31, 2022 (unaudited) (in thousands):

	December 31, 2022
(In thousands)	As Reported	Adjustment	As Revised
Accumulated other comprehensive income (loss)	$46,713	$(20,587)	$26,126
Non-controlling interest	$309,072	$20,587	$329,659
Total Equity	$1,303,613	$—	$1,303,613

Restated Non-GAAP Financial Measures Resulting from Restated GAAP Financial Statements for the Quarters Ended March 31, 2023, June 30, 2023 and September 30, 2023

On March 15, 2024, the Company made available certain supplemental non-GAAP information for the reporting periods covered in the Company’s Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, which were filed with the SEC on March 14, 2024 (the “Forms 10/A”). The Forms 10-Q/A were filed in order to, among other things, restate the Company’s condensed consolidated financial statements for the quarter ended March 31, 2023, the quarter and six months ended June 30, 2023, and the quarter and nine months ended September 30, 2023 (the “Reporting Periods”). Specifically, the Company has made available for each of the Reporting Periods corrected non-GAAP financial measures and reconciliation tables for (i) non-GAAP net loss attributable to the Company, (ii) non-GAAP net (loss) income attributable to the non-controlling interest, and (iii) non-GAAP loss per share - basic and diluted, attributable to the Company. No other non-GAAP financial measures were affected by the restatements of the Company’s financial statements for the Reporting Periods. A copy of the supplemental information is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

The information included in, or furnished with, Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Final Financial Results of ADTRAN Holdings, Inc. for the fourth quarter and twelve months ended December 31, 2023
99.2	Updated Visual Presentation for Investors
99.3	Supplemental non-GAAP financial information
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2024	ADTRAN Holdings, Inc. By: /s/ Ulrich Dopfer Ulrich Dopfer Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)